UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  December 16, 2009

interCLICK, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34523	01-0692341
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

257 Park Avenue South Suite 602 New York, NY	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 722-6260

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.
Item 7.01.                      Regulation FD Disclosure.

On December 16, 2009, interCLICK, Inc. (the “Company”) issued a press release announcing it entered into definitive agreements with selected institutional investors to sell 2,875,000 shares of the Company’s common stock, par value $0.001 per share, by the Company and 1,150,000 shares of common stock by certain selling shareholders.

A copy of the press release is furnished as Exhibit 99.1 to this report on Form 8-K.  The information set forth in this Item 7.01 and the attached Exhibit 99.1 is furnished to, but shall not be deemed “filed” with, the Commission for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, or the Exchange Act, except as otherwise expressly stated in such a filing.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 16, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 16, 2009

interCLICK, Inc.

By:	/s/ Michael Mathews
Michael Mathews
Chief Executive Officer